Exhibit 10.1


          KPMG Audit Plc
          PO Box 486                      Tel +44 (0) 20 7311 1000
          1 Puddle Dock                   Fax +44 (0) 20 7311 2918
          London  EC4V 3PD                Telex 8811541 KPMGLO G
          United Kingdom                  DX 38050 Blackfriars


The Board of Directors
Cordiant Communications Group plc           Your ref
121-141 Westbourne Terrace
London                                      Our ref   pt/636/
W2 6JR
                                            Contact   Neil Davies
                                                      020 7311 2230

28 June 2002

Dear Sirs

20-F letter of consent

We consent to the incorporation by reference in the Registration Statements No. 33-11622, No. 33-41650 and No. 333-31508, on Form S-8 of Cordiant plc filed with the Securities and Exchange Commission (the "Commission") on 29 January 1987, 15 July 1991 and 2 March 2000, respectively, and the Registration Statement No. 333-46570 on Form F-3 of Cordiant Communications Group plc of our report dated 19 April 2002 relating to the consolidated balance sheets of Cordiant Communications Group plc and subsidiaries, as of December 31, 2001 and 2000, and the related consolidated profit and loss account, consolidated total recognised gains and losses and consolidated cash flow statement for each of the years in the three-year period ended 31 December 2001, which report appears in the annual report on Form 20-F of Cordiant Communications Group plc for the fiscal year ended 31 December 2001.



/s/ KPMG Audit Plc
KPMG Audit Plc